Annual Report

August 31, 1997

INVESCO INCOME FUNDS, INC.

High Yield Fund
Select Income Fund
U.S. Government Securities Fund
Short-Term Bond Fund

Smart choices for seeking current income.


INVESCO FUNDS

Market Overview                                                   September 1997
     U.S. financial markets are highly dependent on investors' perception of the domestic economy. This has been especially true this year. In the early spring, fears of inflation and the potential for an overheating economy caused the Federal Reserve Board to increase short-term interest rates by 25 basis points. This produced a dramatic increase in interest rates and tempered the returns for fixed-income securities. Subsequently, the prevailing view had been of strong and stable economic growth with benign inflation. Quickly, the bond market rallied, and equity markets followed. Recently, however, renewed concerns over inflation, and a stronger-than-expected economy have again increased day-to-day volatility within the fixed-income market.
     Why has the economy been so difficult to gauge?
     Conventional wisdom has always held that strong economic growth and benign inflation couldn't coexist. However, for the last seven months they have. Some analysts are calling the current economic environment a "new paradigm" or a "utopian environment." The Gross Domestic Product (GDP) -- the primary indicator of economic status -- continues to increase at a rapid pace. In the fourth quarter of 1996, the GDP rose at a revised rate of 3.9%; for the first quarter of 1997, 4.9%; and for the second quarter of 1997, 3.3%.
      Meanwhile, the specter of inflation has been nonexistent. Wholesale prices across the economy decreased for the first seven months of 1997, yet the unemployment rate measured 4.9% in August and 4.8% in July -- the lowest levels since 1973.
      Given these conditions, credit analysis continues to play a more important role in evaluating fixed-income securities than interest-rate analysis -- especially for high-yield securities. Until a clearer picture of the economy's direction does develop, fixed-income investors may experience continued day-to-day volatility, although probably to a lesser degree than equity markets.

INVESCO Income Funds, Inc.
      The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Income Funds, plus reinvested dividends and capital gain distributions, for the 10 years ended 8/31/97 (or for Short-Term Bond Fund, from inception through 8/31/97). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2)

High Yield Fund

                               High Yield Fund
                         Average Annual Total Return
                              as of 8/31/97 (2)

                         1 Year               19.27%
                         ---------------------------
                         5 Years              11.12%
                         ---------------------------
                         10 Years              9.82%
                         ---------------------------

      For the one-year period ended 8/31/97, INVESCO High Yield Fund achieved a total return of 19.27%, compared to 14.90% for the Merrill Lynch High Yield Master Index. The fund also outperformed its peers over the same period, besting the average fund return of 15.79% for the Lipper High Current Yield objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.) (1),(2)

Graph: This line graph compares the value of a $10,000 investment in INVESCO High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/97.

      INVESCO High Yield Fund received the overall prestigious five-star rating for risk-adjusted performance by Morningstar, for the period ended 8/31/97. For the three-year and five-year periods ended 8/31/97, the fund received the five-star rating, and for the 10-year period ended 8/31/97, a four-star rating.
(3)
      This has been a record year for new issues of high-yield securities, as investors' demand for stronger yields plus a vibrant economy have increased the number of participants in this market. However, tightening credit and interest rate spreads have changed the risk/reward relationship, requiring a greater emphasis on fundamental analysis. Even with many high-yield sectors appearing fully valued, we continue to seek opportunities through our in-depth research.

     Earlier in the fund's fiscal year, we identified undervalued securities in the broadcast radio and communications industries, which were experiencing consolidation and improving fundamentals. The fund's returns were enhanced by investments in Chancellor Broadcasting, which was acquired by Evergreen Media. Another company that produced positive returns for the portfolio was EZ Communications, Inc., which was bought by American Radio Systems. We later reduced our exposure to the radio broadcasting sector, however, as promising targets disappeared.
     The communications sector remains our favorite investment area. This is especially true in regard to competitive local exchange carriers -- local phone companies. These companies should be "cash flow positive" this year for the first time, which may increase their credit quality. Consolidation is also occurring in the industry, which provides two ways to win for these holdings. Recently, the fund's performance has been enhanced by companies like McLeodUSA Inc. and Brooks Fiber Properties. Both companies have been improving fundamentally, and are active in acquiring local communications companies.

Looking Forward
We believe that the current strong economy and low interest rates provide a good investment environment for high-yield securities. This market has the potential to offer competitive returns with less risk than the broad equity market.

Select Income Fund
      For the one-year period ended 8/31/97, INVESCO Select Income Fund achieved a total return of 12.89%, compared to a total return of 9.80% for the Lehman Government/ Corporate Bond Index. In addition, the fund outperformed its peer group for the same period, besting the average fund return of 11.19% for the Lipper Corporate Debt BBB objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.) (1),(2)

                              Select Income Fund
                         Average Annual Total Return
                              as of 8/31/97 (2)

                         1 Year               12.89%
                         ---------------------------
                         5 Years               8.72%
                         ---------------------------
                         10 Years              9.35%
                         ---------------------------

      INVESCO Select Income Fund received the overall prestigious five-star rating for risk-adjusted performance by Morningstar, for the period ended 8/31/97. For the five-year and 10-year periods ended 8/31/97, the fund received the five-star rating, and for the three-year period, a four-star rating. (3)
      Our strong relative performance over the last year can be attributed to our value-oriented bond management strategy, which has helped us identify undervalued securities. Earlier in 1997, our analysis suggested that mortgage-backed obligations were undervalued by the market -- thus we increased our position in these securities. However, after producing strong returns, the spreads narrowed, and we reduced the fund's exposure. During this period, we also avoided investment grade corporate debt, as we considered these securities generally unattractive due to narrow spreads (that is, on a risk/reward basis).
      As the year progressed, we increased the fund's emphasis on putable bonds. (Putable bonds are debt obligations that allow a holder to redeem the issue at specified intervals before maturity and receive full face value.) These securities provide price appreciation in bull markets, while offering protection in bear markets. They can be an excellent hedge in a volatile interest rate environment, and remain a major focus of the fund's investment strategy.

Graph: This line graph represents a comparison of the value of a $10,000 investment in INVESCO Select Income Fund to the value of a $10,000 investment in the Lehman Government/ Corporate Bond Index, assuming in each cash reinvestment of all dividends and capital gain distributions, for the ten year period ended August 31, 1997.

      In our semiannual report, we mentioned the intriguing possibilities of the electric utility industry. Over the last six months, this industry surpassed our expectations and is now the dominant theme in the portfolio. Proposed changes in individual state legislation potentially allow electric utility companies to recover the "stranded costs" associated with the building of new power plants. This may create enormous cash flows for certain electric companies and allow them to pay down their debt -- improving their credit ratings. New England Power and Light, Pennsylvania Power and Light, and Houston Light and Power are examples of three fund holdings that enhanced returns over the last year.

      Last year, we utilized a "credit barbell" approach, by investing on both extremes of the credit quality spectrum. In response to changing market conditions and tightening credit spreads, we have altered our strategy. Moving forward, we expect to stay focused on putable bonds, yield-to-call issues, and the electric utility industry. We believe these securities are undervalued compared to alternative investments in the fixed-income market. Interest rate volatility may continue into next year, and investment selectivity will remain crucial.

                       U.S. Government Securities Fund
                         Average Annual Total Return
                              as of 8/31/97 (2)

                         1 Year               11.01%
                         ---------------------------
                         5 Years               6.05%
                         ---------------------------
                         10 Years              7.48%
                         ---------------------------

U.S. Government Securities Fund
      For the one-year period ended 8/31/97, INVESCO U.S. Government Securities Fund had a total return of 11.01%, compared to a total return of 13.39% for the Lehman Long Government Bond Index. However, the fund outperformed its peers for the same period, beating the average fund return of 8.91% for the Lipper General U.S. Government objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.) (1),(2)

Graph: This line graph represents a comparison of the value of a $10,000 investment in INVESCO U.S. Government Securities Fund to the value of a $10,000 investment in the Lehman Long Government Bond Index, assuming in each case reinvestment of all dividends and and capital gain distributions, for the ten year period ended
            August 31, 1997.

      Over the last year, a volatile interest rate environment made fixed-income investing more challenging. We have successfully navigated by adjusting the duration of the fund, and by allocating assets between U.S. Treasuries and mortgage-backed securities on a sliding scale between 40% to 60% approximately. (Duration is the weighted average term-to-maturity of the security's cash flows, generally used to measure the price volatility of a bond.) Recently, we modestly increased the fund's exposure to intermediate-term mortgage-backed securities while reducing our exposure to U.S. Treasuries with longer maturities.
      Looking forward, we will continue to evaluate economic trends developing in the interest rate market, adjusting the duration of the portfolio accordingly. Duration is now slightly on the high side of our mid-range target. This is in response to our positive near-term view for interest rates.

Short-Term Bond Fund
      For the one-year period ended 8/31/97, INVESCO Short-Term Bond Fund had a total return of 7.08%, compared to a total return of 7.04% for the Lehman 1-3 Year Government/Corporate Bond Index. The fund outperformed its peers for the same period, besting the average fund return of 6.74% for the Lipper Short
Investment Grade Debt objective. (Lipper Analytical Services, Inc., is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.) (1),(2)
      The fund seeks a high current yield, while keeping the average portfolio maturity between two to three years. Because the fund targets a very specific maturity segment of the fixed-income market, it is more sensitive to sector allocation decisions than perceptions of where interest rates are headed.

                             Short-Term Bond Fund
                         Averaige Annual Total Return
                              as of 8/31/97 (2)

                        1 Year                   7.08%
                        ------------------------------
                        Since Inception (10/93) 4.59%
                        ------------------------------

      During the last year, the fund's assets have primarily been allocated among mortgage-backed securities, U.S. Treasuries, floating rate securities, and investment grade corporate debt. The investment grade corporate debt holdings generally represent special situations and, typically, enhance the yield of the fund.
      Looking forward, we will continue to manage the fund conservatively by focusing on high-quality securities.

Graph:      This line graph represents a comparison of the value of
            a $10,000 investment in INVESCO Short-Term Bond Fund to the value of a $10,000 investment in the Lehman 1-3 Year Government/Corporate Bond Index, assuming in each case
            reinvestment   of  all  dividends  and  capital  gain
            distributions, for the period from inception (10/93) through 8/31/97.

(1) The Lehman Government/Corporate Bond Index, Lehman 1-3 Year Government/Corporate Bond Index, Lehman Long Government Bond Index, and Merrill Lynch High Yield Master Index are unmanaged indexes of securities considered to be representative of the overall domestic fixed-income, shorter-term bond, high yield bond, and longer-term government bond markets, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's overall, three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars. As of 8/31/97, High Yield Fund received 5 stars among 1,284 funds in the taxable bond fund category for the 3-year period, 5 stars among 698 for the 5-year, and 4 stars among 269 for the 10-year. Select Income Fund received 4 stars among 1,284 funds in the taxable bond fund category for the 3-year period, 5 stars among 698 for the 5-year, and 5 stars among 269 for the 10-year.

Fund Management
      Vice President Richard R. Hinderlie: manager, U.S. Government Securities Fund; co-manager, Short-Term Bond Fund. Dick began his investment career in 1973, and has extensive experience in fixed-income analysis and portfolio management. He received his MBA from Arizona State University and BA in economics from Pacific Lutheran University.
     Senior Vice President Donovan "Jerry" Paul: manager, Select Income Fund and High Yield Fund; co-manager, Short-Term Bond Fund. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

INVESCO Income Funds, Inc.
Statement of Investment Securities
August 31, 1997

                                                  Country     Shares, Units
                                                  Code if      or Principal
Description                                        Non US            Amount             Value

HIGH  YIELD Fund
FIXED  INCOME  SECURITIES  91.79%
Corporate  Bonds  91.79%
AIR FREIGHT 3.25%
Navigator Gas Transport PLC,
   1st Priority Ship Mortgage Notes^,
   10.500%, 6/30/2007                                  UK      $  6,750,000        $6,918,750
                                                                                 ------------
Statia Terminals International
   NV/Statia Terminals Canada
   1st Mortgage Notes, Series B,
   11.750%, 11/15/2003                                         $  3,750,000         3,960,938
                                                                                 ------------
Viking Star Shipping, 1st Pfd
   Ship Mortgage Notes,
   9.625%, 7/15/2003                                           $  3,159,000         3,324,847
                                                                                 ------------
                                                                                   14,204,535
                                                                                 ------------
ALUMINUM 2.17%
Kaiser Aluminum & Chemical, Sr Sub
   Notes, 12.750%, 2/1/2003                                    $  8,750,000         9,471,875
                                                                                 ------------
BROADCASTING 8.14%
Allbritton Communications, Sr Sub Deb
   11.500%, 8/15/2004                                          $  2,000,000         2,100,000
   Series B, 9.750%, 11/30/2007                                $  8,875,000         8,741,875
Capstar Radio Broadcasting Partners,
   Sr Sub Notes^, 9.250%, 7/1/2007                             $  2,900,000         2,936,250
Commodore Media, Sr Sub Step-Up Notes,
   7.500%^^, 5/1/2003                                          $ 10,500,000        11,550,000
Granite Broadcasting, Sr Sub Notes,
   9.375%, 12/1/2005                                           $  4,800,000         4,692,000
Paxson Communications, Sr Sub Notes,
   11.625%, 10/1/2002                                          $  3,175,000         3,444,875
Young Broadcasting, Gtd Sr Sub Notes,
   11.750%, 11/15/2004                                         $  1,900,000         2,123,250
                                                                                 ------------
                                                                                   35,588,250
                                                                                 ------------

CABLE 13.21%
Century Communications, Sr Notes,
   8.875%, 1/15/2007                                           $  4,900,000         4,838,750
Diamond Cable Communications PLC,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 2/15/2007                            UK      $  9,000,000         5,557,500
Fox/Liberty Networks LLC/FLN Finance,
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 8/15/2007                                    $ 12,500,000         7,687,500
Galaxy Telecom LP/Galaxy Telecom
   Capital, Sr Sub Notes,
   12.375%, 10/1/2005                                          $  5,400,000         5,818,500
Kabelmedia Holding GmbH, Sr Discount
   Step-Up Notes, Zero Coupon^^,
   8/1/2006                                            GM      $  6,750,000         4,404,375
Marcus Cable LP/Marcus Cable
   Capital III, Sr Deb,
   11.875%, 10/1/2005                                          $  8,230,000         8,950,125
Multicanal SA, Notes, 10.500%, 2/1/2007                AR      $  1,400,000         1,494,500
NTL Inc, Sr Deferred Coupon
   Step-Up Notes, Zero Coupon^^
   Series B, 2/1/2006                                          $  7,200,000         5,184,000
   10/15/2003                                                  $  2,000,000         1,795,000
OpTel Inc, Sr Notes, Series B,
   13.000%, 2/15/2005                                          $  2,400,000         2,316,000
Rogers Communications, Sr Notes,
   8.875%, 7/15/2007                                   CA      $  2,800,000         2,775,500
TCI Satellite Entertainment,
   Sr Sub Discount Step-Up Notes^,
   Zero Coupon^^, 2/15/2007                                    $ 11,100,000         6,882,000
                                                                                 ------------
                                                                                   57,703,750
                                                                                 ------------
COMMUNICATIONS - EQUIPMENT
   & MANUFACTURING 1.13%
GCI Inc, Sr Notes, 9.750%, 8/1/2007                            $  4,800,000         4,920,000
                                                                                 ------------
COMPUTER RELATED 4.40%
Bell & Howell, Sr Discount Step-Up Deb,
   Series B, Zero Coupon^^, 3/1/2005                           $ 11,850,000         9,909,563
Unisys Corp, Sr Notes, Series B,
   12.000%, 4/15/2003                                          $  8,500,000         9,328,750
                                                                                 ------------
                                                                                   19,238,313
                                                                                 ------------
CONTAINERS 1.10%
Gaylord Container, Sr Notes^,
   9.750%, 6/15/2007                                             $4,750,000         4,821,250
                                                                                 ------------
DISTRIBUTION 1.75%
AmeriServe Food Distribution,
   Sr Sub Notes^, 10.125%, 7/15/2007                             $3,350,000         3,433,750
Di Giorgio Corp, Sr Notes^,
   10.000%, 6/15/2007                                            $4,250,000         4,196,875
                                                                                 ------------
                                                                                    7,630,625
ENTERTAINMENT 1.40%
All American Communications,
   Sr Sub Notes, Series B,
   10.875%, 10/15/2001                                           $5,750,000         6,109,375
FINANCIAL 1.86%
Delta Financial, Sr Notes,
   9.500%, 8/1/2004                                              $3,800,000         3,771,500
HomeSide Inc, Sr Secured Priority
   Notes, Series B, 11.250%, 5/15/2003                           $3,750,000         4,364,062
                                                                                 ------------
                                                                                    8,135,562
                                                                                 ------------
GAMING 5.77%
Alliance Gaming, Sr Sub Notes^,
   10.000%, 8/1/2007                                             $1,900,000         1,843,000
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                            $9,500,000        10,877,500
California Hotel Finance, Gtd Sr
   Sub Notes, 11.000%, 12/1/2002                                 $  250,000           263,750
Mohegan Tribal Gaming Authority,
   Sr Secured Notes, Series B,
   13.500%, 11/15/2002                                           $6,605,000         8,652,550
Station Casinos, Sr Sub Notes,
   10.125%, 3/15/2006                                            $3,600,000         3,591,000
                                                                                 ------------
                                                                                   25,227,800
                                                                                 ------------
HEALTH CARE RELATED 1.08%
Vencor Inc, Sr Sub Notes^,
   8.625%, 7/15/2007                                             $4,750,000         4,738,125
                                                                                 ------------





LODGING - HOTELS 1.53%
Signature Resorts, Sr Sub Notes^,
   9.750%, 10/1/2007                                             $6,750,000         6,665,625
                                                                                 ------------
MANUFACTURING 1.18%
International Wire Group, Sr Sub Notes,
   Series B^, 11.750%, 6/1/2005                                  $4,750,000         5,165,625
                                                                                 ------------
METALS MINING 2.58%
Haynes International, Sr Notes,
   11.625%, 9/1/2004                                             $4,150,000         4,565,000
Westmin Resources Ltd, Sr Secured
   Notes, 11.000%, 3/15/2007                           CA        $6,250,000         6,687,500
                                                                                 ------------
                                                                                   11,252,500
                                                                                 ------------
NATURAL GAS 0.69%
Ferrellgas LP/Ferrellgas Finance,
   Sr Notes, Series A, 10.000%, 8/1/2001                         $2,900,000         3,030,500
                                                                                 ------------
OIL & GAS RELATED 4.41%
Dual Drilling, Sr Sub Notes,
   9.875%, 1/15/2004                                             $6,240,000         6,708,000
Energy Corp of America, Sr Sub Notes^,
   9.500%, 5/15/2007                                             $6,000,000         5,940,000
Forcenergy Inc, Sr Sub Notes,
   Series A, 8.500%, 2/15/2007                                   $1,750,000         1,725,938
Magnum Hunter Resources, Sr Sub
   Notes^, 10.000%, 6/1/2007                                     $4,900,000         4,900,000
                                                                                 ------------
                                                                                   19,273,938
                                                                                 ------------
PAPER & FOREST PRODUCTS 5.05%
Ainsworth Lumber Ltd, Sr Secured Notes^,
   12.500%, 7/15/2007                                  CA        $5,750,000         5,692,500
Fort Howard, Sr Sub Notes,
   9.000%, 2/1/2006                                              $4,750,000         5,011,250
Riverwood International, Sr Notes^,
   10.625%, 8/1/2007                                             $3,400,000         3,442,500
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                   CA        $7,575,000         7,934,812
                                                                                 ------------
                                                                                   22,081,062
                                                                                 ------------




PUBLISHING 4.13%

Affiliated Newspaper Investments,
   Sr Discount Step-Up Deb,
   Zero Coupon^^, 7/1/2006                                      $19,618,000        18,048,560
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 1.17%
Saul (B F) REIT, Sr Secured Notes,
   Series B, 11.625%, 4/1/2002                                  $ 4,750,000         5,094,375
                                                                                 ------------
RETAIL 0.23%
InterAct Systems, Sr Discount Step-Up
   Notes, Zero Coupon^^, 8/1/2003                               $ 2,400,000         1,008,000
                                                                                 ------------
SAVINGS & LOAN 1.52%
Bayview Capital, Sub Notes,
   9.125%, 8/15/2007                                            $ 3,750,000         3,787,500
Western Financial Savings Bank,
   Sub Capital Deb, 8.875%, 8/1/2007                            $ 2,900,000         2,840,976
                                                                                 ------------
                                                                                    6,628,476
                                                                                 ------------
SERVICES 1.32%
Williams Scotsman, Sr Notes^,
   9.875%, 6/1/2007                                             $ 5,750,000         5,750,000
                                                                                 ------------
SPECIALTY PRINTING 0.95%
MDC Communications, Sr Sub Notes,
   10.500%, 12/1/2006                                  CA       $ 3,900,000         4,143,750
                                                                                 ------------
TELECOMMUNICATIONS - CELLULAR
   & WIRELESS 9.06%
Centennial Cellular, Sr Notes,
   8.875%, 11/1/2001                                            $ 5,500,000         5,513,750
CommNet Cellular
   Sr Sub Discount Step-Up Notes,
   Zero Coupon^^, 9/1/2003                                      $ 8,040,000         7,879,200
   Sub Notes, 11.250%, 7/1/2005                                 $ 3,000,000         3,450,000
Microcell Telecommunications, Sr
   Discount Step-Up Notes, Series B
   Zero Coupon^^, 6/1/2006                                      $ 8,500,000         5,588,750
NEXTEL Communications, Sr Discount
   Step-Up Notes, Zero Coupon^^,
   8/15/2004                                                    $ 6,300,000         5,229,000
PriCellular Wireless, Sr Sub Discount
   Step-Up Notes, Zero Coupon^^,
   10/1/2003                                                    $12,215,000        11,909,625
                                                                                 ------------
                                                                                   39,570,325
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 11.31%
Brooks Fiber Properties
Sr Discount Step-Up Notes,
   Zero Coupon^^, 3/1/2006                                     $ 10,150,000         7,358,750
   Sr Notes^, 10.000%, 6/1/2007                                $  6,750,000         7,104,375
Cia Internacional de Telecomunicaciones
   SA, Medium-Term Notes^,
   8.850%, 8/1/2004                                    AR      $  2,000,000         2,022,500
Hyperion Telecommunications, Sr
   Secured Notes^, 12.250%, 9/1/2004                           $  6,750,000         6,918,750
IXC Communications, Sr Notes,
   Series B, 12.500%, 10/1/2005                                $  3,800,000         4,322,500
McLeodUSA Inc
   Sr Discount Step-Up Notes^,
   Zero Coupon^^, 3/1/2007                                     $ 10,000,000         6,600,000
   Sr Notes^, 9.250%, 7/15/2007                                $  6,000,000         6,105,000
NEXTLINK Communications LLC/
   NEXTLINK Capital, Sr Notes,
   12.500%, 4/15/2006                                          $  8,140,000         8,994,700
                                                                                 ------------
                                                                                   49,426,575
                                                                                 ------------
TELEPHONE 1.40%
Intermedia Communications, Sr
   Discount Step-Up Notes^,
   Zero Coupon^^, 7/15/2007                                    $  9,700,000         6,135,250
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $394,180,099)                                                            401,064,021
                                                                                 ------------
COMMON STOCKS & WARRANTS 0.10%
CABLE 0.00%
OpTel Inc*^                                                           2,400                25
                                                                                 ------------
RETAIL 0.00%
InterAct Systems, Warrants^ (Exp 2003)*                               2,400             6,000
                                                                                 ------------
TELECOMMUNICATIONS - CELLULAR
   & WIRELESS 0.10%
Microcell Telecommunications
   Conditional Warrants (Exp 1997)*^                                 34,000           21,250





   Warrants (Exp 1997)*^                                             34,000           425,000
NEXTLINK Communications LLC/NEXTLINK
   Capital, Contingent Warrants^
   (Exp 2009)*                                                       82,000               829
                                                                                 ------------
                                                                                      447,079
                                                                                 ------------
TOTAL COMMON STOCKS & WARRANTS
   (Cost $341,308)                                                                    453,104
                                                                                 ------------
PREFERRED STOCKS 3.16%
BROADCASTING 0.70%
Capstar Radio Broadcasting Partners,
   Sr Exchangeable Pfd^, 12.000%                                     29,000         3,059,500
                                                                                 ------------
PUBLISHING 1.04%
K-III Communications, Sr Exchangeable
   Pfd, 11.500%                                                     169,100         4,544,562
                                                                                 ------------
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.61%
NEXTLINK Communications LLC/NEXTLINK
   Capital, Sr Exchangeable Pfd**,
   14.000%                                                           45,264         2,659,260
                                                                                 ------------
TELECOMMUNICATIONS -
   LONG DISTANCE 0.81%
IXC Communications, Jr Exchangeable
   Pfd^**, 12.500%                                                    3,350         3,534,250
                                                                                 ------------
TOTAL PREFERRED STOCKS
   (Cost $12,793,596)                                                              13,797,572
                                                                                 ------------
OTHER SECURITIES 3.00%
SERVICES 0.22%
Verio Inc, Units^ (Each unit consists
of one $1,000 face amount Sr Note,
13.500%
   6/15/2004 and 8 wrnts to buy
   1.7604 shrs of cmn stock)                                            900           960,750
                                                                                 ------------
TELEPHONE 2.78%
Ionica PLC,  Units^  (Each unit  consists
of one $1,000 face amount Sr Discount
   Note, 13.500% , 5/1/2007 and 1 wrnt to
   purchase 19.619 shrs of cmn stock)                  UK             9,150         4,941,000





Metronet Communications, Units^
(Each unit consists of one $1,000
face amount Sr
   Note 12.000%, 8/15/2007 and 1 wrnt to purchase 3.429 shrs
   of cmn stock)                                       CA             6,750         7,222,500
                                                                                 ------------
                                                                                   12,163,500
                                                                                 ------------
TOTAL OTHER SECURITIES
   (Cost $12,308,783)                                                              13,124,250
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 1.95%
FINANCIAL 1.95%
Associates Corp of North America,
   5.583%, 9/2/1997
 (Cost $8,503,000)                                               $8,503,000         8,503,000
                                                                                 ------------
TOTAL  INVESTMENT  SECURITIES
AT VALUE  100.00%
(Cost  $428,126,786)
(Cost for
   Income Tax Purposes
   $428,232,365)                                                                 $436,941,947
                                                                                 ============

SELECT INCOME Fund
FIXED INCOME SECURITIES 96.04%
US Government Agency Obligations 11.03%
Federal Home Loan Mortgage, Gold,
   Participation Certificates
   7.000%, 5/1/2024                                             $ 4,450,670       $ 4,417,423
   6.500%, 10/1/2010                                            $ 4,207,379       $ 4,155,880
   6.500%, 9/1/2011                                             $23,218,699       $22,925,912
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY
   OBLIGATIONS (Cost $30,863,988)                                                  31,499,215
                                                                                 ------------
Corporate Bonds 85.01%
AIR FREIGHT 1.44%
Navigator Gas Transport PLC, 1st
   Priority Ship Mortgage Notes^
   10.500%, 6/30/2007                                  UK       $ 4,000,000         4,100,000
                                                                                 ------------




BROADCASTING 1.80%
Allbritton Communications, Sr Sub
   Deb, 11.500%, 8/15/2004                                      $ 2,000,000         2,100,000
Capstar Radio Broadcasting Partners,
   Sr Sub Notes^, 9.250%, 7/1/2007                              $ 3,000,000         3,037,500
                                                                                 ------------
                                                                                    5,137,500
                                                                                 ------------
BUILDING MATERIALS 3.58%
   USG Corp
   Deb, 8.750%, 3/1/2017                                        $   200,000           206,000
   Sr Notes, 8.500%, 8/1/2005                                   $ 9,340,000        10,017,150
                                                                                 ------------
                                                                                   10,223,150
                                                                                 ------------
CABLE 2.98%
CF Cable TV, 2nd Priority Sr Secured
   Notes, 11.625%, 2/15/2005                           CA       $ 4,000,000         4,560,000
Fox/Liberty Networks LLC/FLN Finance,
   Sr Notes^, 8.875%, 8/15/2007                                 $ 4,000,000         3,960,000
                                                                                 ------------
                                                                                    8,520,000
                                                                                 ------------
COMPUTER RELATED 3.63%
Bell & Howell, Sr Discount Step-Up
   Deb, Series B, Zero Coupon^^,
   3/1/2005                                                     $ 3,000,000         2,508,750
International Business Machines,
   Deb, 6.220%, 8/1/2027                                        $ 8,000,000         7,854,568
                                                                                 ------------
                                                                                   10,363,318
                                                                                 ------------
ELECTRIC UTILITIES 25.10%
Boston Edison, Deb, 7.800%, 3/15/2023                           $ 1,500,000         1,488,969
Carolina Power & Light, 1st Mortgage
   8.625%, 9/15/2021                                            $ 1,000,000         1,156,964
   6.875%, 8/15/2023                                            $ 2,500,000         2,320,852
DQU-II Funding, Collateral Lease,
   8.700%, 6/1/2016                                             $ 8,000,000         8,719,800
Detroit Edison, Secured Medium-Term
   Notes, Series 92D, 8.300%, 8/1/2022                          $ 3,000,000         3,218,463
El Paso Electric, 1st Mortgage,
   Series C, 8.250%, 2/1/2003                                   $ 3,375,000         3,510,000
Gulf States Utilities, 1st Mortgage,
   8.940%, 1/1/2022                                             $ 1,000,000         1,057,545
Jersey Central Power & Light,
   1st Mortgage, 7.500%, 5/1/2023                               $ 4,000,000         3,913,191





Long Island Lighting, Deb,
   8.200%, 3/15/2023                                            $ 7,117,000         7,483,369
Metropolitan Edison, Secured Medium-
   Term Notes, Series B, 6.970%,
   10/19/2023                                                   $ 3,500,000         3,258,167
PSI Energy, Deb, 6.350%, 11/15/2006                             $ 5,750,000         5,731,295
Pacific Gas & Electric, 1st & Ref
   Mortgage, Series 91A, 8.800%, 5/1/2024                       $ 3,600,000         4,236,372
Pennsylvania Power, 1st Mortgage,
   8.500%, 7/15/2022                                            $ 2,000,000         2,154,950
Pennsylvania Power & Light,
   1st Mortgage, 7.875%, 2/1/2023                               $ 5,000,000         5,159,910
Philadelphia Electric, 1st & Ref
   Mortgage
   7.750%, 3/1/2023                                             $ 5,270,000         5,395,658
   7.250%, 11/1/2024                                            $ 4,500,000         4,381,339
Public Service Electric & Gas,
   1st & Ref Mortgage, 7.500%, 3/1/2023                         $ 3,124,000         3,081,376
Public Service of New Mexico, 1st
   Mortgage Notes, 9.000%, 5/1/2008                             $ 3,100,000         3,186,180
Utilicorp United, Sr Notes,
   9.000%, 11/15/2021                                           $ 2,000,000         2,189,084
                                                                                 ------------
                                                                                   71,643,484
                                                                                 ------------
ENTERTAINMENT 4.90%
Time Warner, Deb, 6.850%, 1/15/2026                             $ 5,000,000         4,924,834
Time Warner Entertainment LP, Sr Deb,
   8.375%, 3/15/2023                                            $ 5,000,000         5,283,324
Viacom International, Sub Deb
   Series A, 7.000%, 7/1/2003                                   $ 1,942,000         1,860,218
   Series B, 7.000%, 7/1/2003                                   $ 2,000,000         1,915,776
                                                                                 ------------
                                                                                   13,984,152
                                                                                 ------------
GAMING 1.54%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                           $ 2,000,000         2,290,000
California Hotel Finance, Gtd
   Sr Sub Notes, 11.000%, 12/1/2002                             $ 2,000,000         2,110,000
                                                                                 ------------
                                                                                    4,400,000
                                                                                 ------------



HEALTH CARE DRUGS -
   PHARMACEUTICALS   2.88%
McKesson Corp, Sub Deb,
   4.500%, 3/1/2004                                             $ 9,316,000         8,221,900
                                                                                 ------------
HEALTH CARE RELATED 2.28%
FHP International, Sr Notes,
   7.000%, 9/15/2003                                            $ 6,535,000         6,501,011
                                                                                 ------------
INSURANCE 2.83%
Berkley (W R) Corp, Sr Notes,
   6.250%, 1/15/2006                                            $ 3,000,000         2,843,829
Veritas Holdings GmbH, Sr Notes^,
   9.625%, 12/15/2003                                  GM       $ 5,000,000         5,225,000
                                                                                 ------------
                                                                                    8,068,829
                                                                                 ------------
INVESTMENT BANK/BROKER FIRM 3.29%
Donaldson Lufkin & Jenrette,
   Medium-Term Notes,
   5.625%, 2/15/2016                                            $ 3,000,000         2,911,437
Lehman Brothers Holdings, Sr Notes,
   8.800%, 3/1/2015                                             $ 4,000,000         4,531,623
Salomon Inc, Unsecured Notes,
   2.250%, 3/2/2015                                             $ 4,000,000         1,945,000
                                                                                 ------------
                                                                                    9,388,060
                                                                                 ------------
MACHINERY 1.72%
AGCO Corp, Sr Sub Notes,
   8.500%, 3/15/2006                                            $ 4,750,000         4,916,250
                                                                                 ------------
NATURAL GAS 1.33%
Noram Energy, Conv Sub Deb,
   6.000%, 3/15/2012                                            $ 4,242,000         3,807,195
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES 1.73%
Xerox Corp, Medium-Term Notes,
   Series D, 6.250%, 11/15/2026                                 $ 5,000,000         4,924,615
                                                                                 ------------
OIL & GAS RELATED 4.49%
Atlantic Richfield, Deb
   9.125%, 3/1/2011                                             $   874,000         1,049,767
   9.125%, 8/1/2031                                             $ 3,650,000         4,530,664
Energy Corp of America, Sr Sub Notes^,
   9.500%, 5/15/2007                                            $ 4,000,000         3,960,000
Sun Inc, Deb, 9.375%, 6/1/2016                                  $ 3,000,000         3,276,888





                                                                                 ------------
                                                                                   12,817,319
                                                                                 ------------
PAPER & FOREST PRODUCTS 4.94%
Champion International, Deb,
   6.400%, 2/15/2026                                            $ 3,000,000         2,908,746
Fort Howard, Sr Sub Notes,
   9.000%, 2/1/2006                                             $ 3,000,000         3,165,000
Quno Corp, Sr Notes,
   9.125%, 5/15/2005                                   CA       $ 5,000,000         5,400,000
Tembec Finance, Gtd Sr Notes,
   9.875%, 9/30/2005                                   CA       $ 2,500,000         2,618,750
                                                                                 ------------
                                                                                   14,092,496
                                                                                 ------------
PUBLISHING 2.00%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Deb,
   Zero Coupon^^, 7/1/2006                                      $ 3,000,000         2,760,000
Quebecor Printing, Capital Deb,
   6.500%, 8/1/2027                                    CA       $ 3,000,000         2,958,750
                                                                                 ------------
                                                                                    5,718,750
                                                                                 ------------
RAILROADS 2.07%
Ferrovie dello Stato,
   9.125%, 7/6/2009                                    IT       $ 5,000,000         5,915,625
                                                                                 ------------
REAL ESTATE RELATED 1.20%
Trizec Finance Ltd, Gtd Sr Notes,
   10.875%, 10/15/2005                                          $ 3,000,000         3,416,250
                                                                                 ------------
SAVINGS & LOAN 1.79%
Dime Bancorp, Sr Notes,
   10.500%, 11/15/2005                                          $ 2,850,000         3,078,000
Western Financial Savings Bank,
   Sub Capital Deb, 8.500%, 7/1/2003                            $ 2,000,000         2,037,550
                                                                                 ------------
                                                                                    5,115,550
                                                                                 ------------
TELECOMMUNICATIONS - CELLULAR
   & WIRELESS 0.69%
Microcell Telecommunications, Sr
   Discount Step-Up Notes, Series B
   Zero Coupon^^, 6/1/2006                                      $ 3,000,000         1,972,500
                                                                                  ------------





TELECOMMUNICATIONS -
   LONG DISTANCE 4.34%
Brooks Fiber Properties, Sr Discount
   Step-Up Notes, Zero Coupon^^,
   3/1/2006                                                     $ 7,300,000         5,292,500
Cia Internacional de Telecomunicaciones
   SA, Medium-Term Notes^
   8.850%, 8/1/2004                                    AR       $ 2,000,000         2,022,500
McLeodUSA Inc, Sr Notes^,
   9.250%, 7/15/2007                                            $ 5,000,000         5,087,500
                                                                                 ------------
                                                                                   12,402,500
                                                                                 ------------
TELEPHONE 0.71%
Frontier Corp, Notes, 7.250%, 5/15/2004                         $ 2,000,000         2,034,898
                                                                                 ------------
TOBACCO 1.75%
Standard Commercial Tobacco,
   Sr Notes^, 8.875%, 8/1/2005                                  $ 5,000,000         4,987,500
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $240,630,865)                                                            242,672,852
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $271,494,853)                                                            274,172,067
                                                                                 ------------
WARRANTS 0.06%
TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 0.06%
Microcell Telecommunications
   Conditional Warrants (Exp 1997)*^                                 12,000             7,500
   Warrants (Exp 1997)*^                                             12,000           150,000
                                                                                 ------------
TOTAL WARRANTS
(Cost $120,626)                                                                       157,500
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   COMMERICAL PAPER 3.90%
FINANCIAL 3.90%
General Electric Capital,
   5.590%, 9/2/1997
   (Cost $11,127,000)                                            11,127,000        11,127,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $282,742,479) (Cost for
   Income Tax Purposes $282,751,836)                                             $285,456,567
                                                                                 ============






SHORT-TERM BOND Fund
FIXED INCOME SECURITIES 84.80%
US Government Agency Obligations 52.03%
Federal Home Loan Mortgage, Gold,
   Participation Certificates
   7.000%, 4/1/2008                                              $2,286,245        $2,303,300
   6.500%, 8/1/2008                                              $3,804,043         3,776,425
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $6,080,351)                                                                6,079,725
                                                                                 ------------
Corporate Bonds 32.77%
AUTOMOBILES 6.43%
General Motors Acceptance, Pass-
   Through Trust, Series 1997^,
   6.500%, 1/17/2000                                               $750,000           750,900
                                                                                 ------------
BROADCASTING 2.25%
Allbritton Communications, Sr Sub Deb,
   11.500%, 8/15/2004                                              $250,000           262,500
                                                                                 ------------
CABLE 1.95%
CF Cable TV, 2nd Priority Sr Secured
   Notes, 11.625%, 2/15/2005                                       $200,000           228,000
                                                                                 ------------
COMPUTER RELATED 2.23%
Bell & Howell, Sr Sub Notes, Series B,
   10.750%, 10/1/2002                                              $250,000           261,250
                                                                                 ------------
ELECTRIC UTILITIES 2.13%
PSI Energy, Deb, 6.350%, 11/15/2006                                $250,000           249,187
                                                                                 ------------
FINANCIAL 7.29%
Ford Motor Credit, Medium-Term Notes,
   5.969%, 2/1/1999                                                $450,000           450,866
United States Leasing International,
   Medium-Term Notes, 5.878%, 11/16/1998                           $400,000           400,541
                                                                                 ------------
                                                                                      851,407
                                                                                 ------------





GAMING 2.45%
Aztar Corp, Sr Sub Notes,
   13.750%, 10/1/2004                                              $250,000           286,250
                                                                                 ------------
PUBLISHING 1.97%
Affiliated Newspaper Investments,
   Sr Discount Step-Up Deb, Zero
   Coupon^^, 7/1/2006                                              $250,000           230,000
                                                                                 ------------
REAL ESTATE INVESTMENT TRUST 2.16%
Fisher Brothers Financial Realty,
   Secured Notes, 10.750%, 12/17/2000                              $250,000           252,500
                                                                                 ------------
TELECOMMUNICATIONS - CELLULAR
   & WIRELESS 3.91%
Centennial Cellular, Sr Notes,
   8.875%, 11/1/2001                                               $250,000           250,625
Rogers Cantel Mobile, Gtd Sr Sub
   Notes, 11.125%, 7/15/2002                                       $200,000           206,600
                                                                                 ------------
                                                                                      457,225
                                                                                 ------------
   TOTAL CORPORATE BONDS
   (Cost $3,818,124)                                                                3,829,219
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $9,898,475)                                                                9,908,944
                                                                                 ------------
SHORT-TERM INVESTMENTS 15.20%
Corporate Bonds 4.04%
FINANCIAL 4.04%
Chrysler Financial, Notes,
   6.500%, 6/15/1998
   (Cost $471,354)                                                  470,000           471,952
                                                                                 ------------
Repurchase Agreements 11.16%
   Repurchase Agreement with State
   Street Bank & Trust Co dated
   8/29/1997
   due 9/2/1997 at 5.500%,
   repurchased at $1,304,797
   (Collateralized by
   US Treasury Notes due 8/15/1998
   at 5.875%, value $1,338,078)
   Cost $1,304,000)                                               1,304,000      $  1,304,000
                                                                                 ------------




TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,775,354)                                                                1,775,952
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $11,673,829) (Cost for
   Income Tax Purposes $11,680,370)                                              $ 11,684,896
                                                                                 ============

U.S. GOVERNMENT SECURITIES Fund
FIXED INCOME SECURITIES 99.57%
US Government Obligations 47.65%
US Treasury Bonds
   8.125%, 8/15/2019                                            $ 5,000,000       $ 5,815,625
   8.125%, 5/15/2021                                            $10,000,000        11,675,000
   6.375%, 8/15/2027                                            $11,000,000        10,666,568
                                                                                 ------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $27,131,266)                                                              28,157,193
                                                                                 ------------
US Government Agency Obligations 51.92%
Federal Home Loan Mortgage, Gold,
   Participation Certificates
   6.500%, 6/1/2010                                             $ 3,813,052         3,785,369
   6.500%, 8/1/2010                                             $ 4,012,183         3,963,073
   6.500%, 10/1/2010                                            $ 2,575,946         2,544,417
   6.500%, 11/1/2010                                            $ 1,748,212         1,726,813
   6.500%, 4/1/2026                                             $14,448,723        13,961,656
Government National Mortgage
   Association I, Pass-Through
   Certificates
   6.500%, 4/15/2026                                            $ 4,863,838         4,696,425
                                                                                 ------------
   TOTAL US GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $30,307,176)                                                              30,677,753
                                                                                 ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $57,438,442)                                                              58,834,946
                                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 0.43%
Repurchase Agreement with State Street





   Bank & Trust Co dated  8/29/1997
   due  9/2/1997  at  5.500%,  repurchased
   at $255,156 (Collateralized
   by US Treasury Notes due 8/15/1998 at
   5.875%, value $261,579)
   (Cost $255,000)                                               $  255,000           255,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES
AT VALUE 100.00%
(Cost $57,693,442)
(Cost for Income
   Tax Purposes
   $57,702,227)                                                                  $ 59,089,946
                                                                                 ============

^ Securities are registered pursuant to Rule 144A and are restricted for resale to institutional investors.

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

* Security is non-income producing.

** Securities may make dividend payments in other types of securities or cash.


Summary of Investments by Country

                                                    % of
                               Country        Investment
Country                           Code        Securities             Value
--------------------------------------------------------------------------------
High Yield Fund
Argentina                           AR             0.80%      $  3,517,000
Canada                              CA              7.89        34,456,562
Germany                             GM              1.01         4,404,375
United Kingdom                      UK              3.99        17,417,250
United States                       US             86.31       377,146,760
                                                --------------------------
                                                 100.00%       436,941,947
                                                ==========================
Select Income Fund
Argentina                           AR             0.71%      $  2,022,500
Canada                              CA              5.44        15,537,500
Germany                             GM              1.83         5,225,000

Italy                               IT              2.07         5,915,625
United Kingdom                      UK              1.44         4,100,000
United States                       US             88.51       252,655,942
                                                --------------------------
                                                 100.00%     $ 285,456,567
                                                ==========================

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Assets and Liabilities
August 31, 1997


                                                                                                                      U.S.
                                                                High            Select        Short-Term        Government
                                                               Yield            Income              Bond        Securities
                                                                Fund              Fund              Fund              Fund
                                                      --------------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                              $428,126,786      $282,742,479       $11,673,829       $57,693,442
                                                      =====================================================================
   At Value~                                             $436,941,947      $285,456,567       $11,684,896       $59,089,946
Cash                                                        3,104,798            47,711             6,154            78,549
Receivables:
   Investment Securities Sold                              24,177,059         3,009,479           525,665                 0
   Fund Shares Sold                                         1,518,858           696,370            33,259           237,366
   Dividends and Interest                                   7,340,786         4,382,521           111,667           463,110
Prepaid Expenses and Other Assets                              76,285            42,378            15,348            39,671
                                                      ---------------------------------------------------------------------
TOTAL ASSETS                                              473,159,733       293,635,026        12,376,989        59,908,642
                                                      ---------------------------------------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                              538,173           174,368             3,518            16,861
   Investment Securities Purchased                            282,860         5,174,796                 0                 0
   Fund Shares Repurchased                                  1,251,766           592,961            14,980         8,292,892
Accrued Distribution Expenses                                  98,479            60,496             2,590            12,776
Accrued Expenses and Other Payables                            23,441            14,322            11,548             5,299
                                                      ---------------------------------------------------------------------
TOTAL LIABILITIES                                           2,194,719         6,016,943            32,636         8,327,828

                                                      ---------------------------------------------------------------------
Net Assets at Value                                      $470,965,014      $287,618,083       $12,344,353       $51,580,814
                                                      =====================================================================




NET ASSETS
Paid-in Capital*                                         $440,202,947      $278,055,066       $12,712,551       $49,528,654
Accumulated Undistributed Net
   Investment Income                                           16,678            37,249                 0                 0
Accumulated Undistributed Net
   Realized Gain (Loss)
   on Investment Securities and
   Foreign Currency Transactions                           21,930,228         6,811,680         (379,265)           655,656
Net Appreciation of Investment
   Securities and Foreign
   Currency Transactions (See Note 1)                       8,815,161         2,714,088            11,067         1,396,504
                                                      ---------------------------------------------------------------------
Net Assets at Value                                      $470,965,014      $287,618,083       $12,344,353       $51,580,814
                                                      =====================================================================
Shares Outstanding                                         63,206,605        43,176,748         1,297,795         6,882,696
Net Asset Value,
   Offering and Redemption
   Price per Share                                              $7.45             $6.66             $9.51             $7.49
                                                      =====================================================================

~ Investment securities at cost and value at August 31, 1997 include repurchase agreements of $1,304,000 and $255,000 for Short-Term Bond and U.S. Government Securities Funds, respectively.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual
Fund.

See Notes to Financial Statements


INVESCO Income Funds, Inc.
Statement of Operations
Year Ended August 31, 1997

                                                                                                                       U.S.
                                                                 High            Select        Short-Term        Government
                                                                Yield            Income              Bond        Securities
                                                                 Fund              Fund              Fund              Fund
                                                     ----------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest                                                  $40,149,033       $21,505,416          $810,659        $3,857,843
Dividends                                                     207,760                 0                 0                 0
                                                     ----------------------------------------------------------------------
   TOTAL INCOME                                            40,356,793        21,505,416           810,659         3,857,843
                                                     ----------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                    1,964,043         1,477,302            61,150           312,851
Distribution Expenses                                       1,040,180           671,514            30,574           142,212
Transfer Agent Fees                                           651,471           786,616            61,050           178,192
Administrative Fees                                            72,410            50,289            11,833            18,532
Custodian Fees and Expenses                                    84,987            65,736             7,014            13,688
Directors' Fees and Expenses                                   26,407            19,950             8,105            10,100
Professional Fees and Expenses                                 32,607            26,779            12,355            17,736
Registration Fees and Expenses                                105,962            62,297            23,730            36,454
Reports to Shareholders                                       151,542            63,300             6,730            18,757
Other Expenses                                                 26,845            19,233             2,543             3,756
                                                     ----------------------------------------------------------------------
   TOTAL EXPENSES                                           4,156,454         3,243,016           225,084           752,278
   Fees and Expenses Absorbed by
   Investment Adviser                                               0         (490,039)         (124,141)         (176,398)
   Fees and Expenses Paid Indirectly                         (58,108)          (33,305)           (2,799)           (6,151)
                                                     ----------------------------------------------------------------------





   NET EXPENSES                                             4,098,346         2,719,672            98,144           569,729
                                                     ----------------------------------------------------------------------
NET INVESTMENT INCOME                                      36,258,447        18,785,744           712,515         3,288,114
                                                     ----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                            23,000,271         6,970,303             7,626         1,121,369
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                                            14,932,249         6,812,752            99,263         1,720,828
                                                     ----------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                          37,932,520        13,783,055           106,889         2,842,197
                                                     ----------------------------------------------------------------------
Net Increase in Net Assets
   from Operations                                        $74,190,967       $32,568,799          $819,404        $6,130,311
                                                     ======================================================================

See Notes to Financial Statements


INVESCO Income Funds, Inc.
Statement of Changes in Net Assets
Year Ended August 31

                                                                        High Yield Fund                  Select Income Fund
                                                                     1997          1996                 1997           1996
                                                           ----------------------------        ----------------------------

OPERATIONS
Net Investment Income                                     $36,258,447       $31,275,377       $18,785,744       $18,298,634
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                       23,000,271        13,285,701         6,970,303         3,393,400
Change in Net Appreciation (Depreciation)
   of Investment Securties and Foreign
   Currency Transactions                                   14,932,249       (8,092,678)         6,812,752      (10,577,175)
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         74,190,967        36,468,400        32,568,799        11,114,859
                                                         ------------------------------      ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (36,240,760)      (31,275,377)      (18,772,522)      (18,298,634)
In Excess of Net Investment Income                                  0           (1,009)                 0         (236,099)
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                  (1,805,972)                 0       (1,164,947)         (928,028)
                                                        -------------------------------     -------------------------------
TOTAL DISTRIBUTIONS                                      (38,046,732)      (31,276,386)      (19,937,469)      (19,462,761)
                                                        -------------------------------     -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             585,489,350       521,528,845       149,847,293       183,060,076
Reinvestment of Distributions                              31,536,903        26,085,121        17,592,021        17,478,881
                                                        -------------------------------     -------------------------------
                                                          617,026,253       547,613,966       167,439,314       200,538,957





Amounts Paid for Repurchases of Shares                  (557,406,718)     (466,563,331)     (150,545,417)     (150,695,392)
                                                        -------------------------------     -------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            59,619,535        81,050,635        16,893,897        49,843,565
                                                        -------------------------------     -------------------------------
Total Increase in Net Assets                               95,763,770        86,242,649        29,525,227        41,495,663
NET ASSETS
Beginning of Period                                       375,201,244       288,958,595       258,092,856       216,597,193
                                                        -------------------------------     -------------------------------
End of Period                                            $470,965,014      $375,201,244      $287,618,083      $258,092,856
                                                        ===============================     ===============================

Accumulated Undistributed (Distributions
   in Excess of Net Investment Income
   Included in Net Assets at End of Period
   (See Note 1)                                          $     16,678      $    (1,009)       $    37,249       $    24,027
              -------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                82,068,049        76,321,844        22,926,524        27,935,727
Shares Issued from Reinvestment
   of Distributions                                         4,403,579         3,819,405         2,685,959         2,677,261
                                                         ------------------------------     -------------------------------
                                                           86,471,628        80,141,249        25,612,483        30,612,988
Shares Repurchased                                       (78,100,199)      (68,212,157)      (23,065,551)      (23,097,234)
                                                         ------------------------------     -------------------------------
Net Increase in Fund Shares                                 8,371,429        11,929,092         2,546,932         7,515,754
                                                         ==============================     ===============================

See Notes to Financial Statements


INVESCO Income Funds, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended August 31

                                                                             Short-Term                     U.S. Government
                                                                             Bond Fund                      Securities Fund
                                                           ----------------------------        ----------------------------
                                                                 1997              1996              1997              1996

OPERATIONS
Net Investment Income                                    $    712,515      $    518,996     $   3,288,114      $  2,440,065
Net Realized Gain (Loss) on
   Investment Securities
   and Foreign Currency Transactions                            7,626          (36,906)         1,121,369           687,053
Change in Net Appreciation (Depreciation)
   of Investment Securties and Foreign
   Currency Transactions                                       99,263          (88,336)         1,720,828       (3,007,303)
                                                           ----------------------------        ----------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                            819,404           393,754         6,130,311           119,815
                                                           ----------------------------        ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (712,515)         (518,996)       (3,288,114)       (2,440,065)
In Excess of Net Investment Income                                  0           (2,069)                 0          (57,412)
                                                           ----------------------------        ----------------------------
TOTAL DISTRIBUTIONS                                         (712,515)         (521,065)       (3,288,114)       (2,497,477)
                                                           ----------------------------        ----------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              19,388,223        19,759,334       102,864,694        85,568,163
Reinvestment of Distributions                                 673,216           477,042         3,045,965         2,279,230
                                                           ----------------------------        ----------------------------
                                                           20,061,439        20,236,376       105,910,659        87,847,393
Amounts Paid for Repurchases of Shares                   (18,558,559)      (18,353,980)     (111,785,624)      (68,943,386)
                                                           ----------------------------        ----------------------------





NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             1,502,880         1,882,396       (5,874,965)        18,904,007
                                                           ----------------------------        ----------------------------
Total Increase (Decrease) in Net Assets                     1,609,769         1,755,085       (3,032,768)        16,526,345
NET ASSETS
Beginning of Period                                        10,734,584         8,979,499        54,613,582        38,087,237
                                                           ----------------------------        ----------------------------
End of Period                                             $12,344,353       $10,734,584       $51,580,814       $54,613,582
                                                           ============================        ============================

FUND SHARE TRANSACTIONS
Shares Sold                                                 2,048,615         2,075,335        13,984,238        11,508,907
Shares Issued from Reinvestment
   of Distributions                                            71,014            50,130           412,300           305,421
                                                           ----------------------------        ----------------------------
                                                            2,119,629         2,125,465        14,396,538        11,814,328
Shares Repurchased                                        (1,962,721)       (1,925,401)      (15,152,477)       (9,263,315)
                                                           ----------------------------        ----------------------------
Net Increase (Decrease) in Fund Shares                        156,908           200,064         (755,939)         2,551,013
                                                           ============================        ============================

See Notes to Financial Statements


INVESCO Income Funds, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Income Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of four separate Funds: High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. The investment objectives of the Funds are: to seek a high level of current income for High Yield and Select Income Funds; to seek a high level of current income with minimum fluctuation in principal value while maintaining liquidity for Short-Term Bond Fund; and to seek a high level of current income by investing in debt obligations issued by the U.S. Government or its agencies for U.S. Government Securities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         Mortgage paydown gain/loss is treated as ordinary income for tax purposes and is included in interest income on the Statement of Operations.
         Effective September 1, 1996, the Fund began accruing income using the effective interest method which includes amortizing premiums on purchases of portfolio securities as adjustments to income. This method of recording income more closely reflects the economics of holding and disposing of debt instruments. Prior to September 1, 1996, the Fund accrued coupon interest income, market discount and original issue discount and accounted for purchased premiums as capital gains or losses when realized upon disposition of the associated security. The cumulative effect of applying this accounting change was to decrease accumulated undistributed net investment income and increase net unrealized appreciation of investment securities by $161,422, $160,067, $60,089, and $14,584 for High Yield, Select Income,
    Short-Term Bond and U.S. Government Securities Funds, respectively. Such accounting change had no effect on net asset value per share.
         The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of short-term  forward  foreign  currency  contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes.
         High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
         Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1997, Short-Term Bond Fund had $64, $285,423, $17,095 and $19,676, in net capital loss carryovers which expire in the years 2002, 2003, 2004 and 2005, respectively.
         Short-Term Bond Fund incurred and elected to defer post-October 31 net capital losses of $50,466 to the year ended August 31, 1998. To the extent future capital gains are offset by capital loss carryovers and deferred post- October 31 losses, such gains will not be distributed to shareholders.
         Net capital loss carryovers utilized in 1997 by the U.S. Government Securities Fund amounted to $434,697.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Income dividends are reinvested at the ex dividend date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

         For the year ended August 31, 1997, the effects of such differences were as follows:
                                                                    Accumulated
                                            Accumulated           Undistributed
                                          Undistributed            Net Realized
                                                    Net                 Gain on
                                             Investment         Investment Fund
                                                 Income              Securities
--------------------------------------------------------------------------------
High Yield Fund                                $161,422              $(161,422)
Select Income Fund                              160,067               (160,067)
Short-Term Bond Fun                              60,089                (60,089)
U.S. Government Securities Fund                  14,584                (14,584)

    Net investment income, net realized gains, paid-in capital and net assets were not affected.
F. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
         Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2 - INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO  Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                AVERAGE NET ASSETS
                                  ----------------------------------------------
                                       $0 to      $300 Million              Over
                                        $300           to $500              $500
Fund                                 Million           Million           Million
--------------------------------------------------------------------------------
High Yield Fund                        0.50%             0.40%             0.30%
Select Income Fund                     0.55%             0.45%             0.35%
Short-Term Bond Fund                   0.50%             0.40%             0.30%
U.S. Government Securities Fund        0.55%             0.45%             0.35%

    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
    In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $26.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

    A plan of distribution pursuant to Rule 12b-1 of the Act provided for reimbursement of marketing and advertising expenditures to IFG (the
"Distributor") to a maximum of 0.25% of average annual net assets. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissible activities and services in connection with the distribution of the Fund's shares. For the year ended August 31, 1997, High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds paid the Distributor $1,020,541, $666,209, $30,227 and $140,631, respectively, under the plan of distribution. Accordingly, the above amounts reflect reimbursements under the plan for the four months ended December 31, 1996 and compensation under the plan for the eight months ended August 31, 1997. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, replaced IFG as Distributor.
    IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Select Income and U.S. Government Securities Funds, and IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Short-Term Bond Fund.

NOTE 3 -  PURCHASES  AND SALES OF
INVESTMENT SECURITIES. For the year ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                          Purchases                   Sales
--------------------------------------------------------------------------------
High Yield Fund                          $1,479,464,406          $1,457,606,669
Select Income Fund                          666,182,781             607,400,187
Short-Term Bond Fund                          5,552,202               5,213,285

    For the year ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:


Fund                                           Purchases                 Sales
--------------------------------------------------------------------------------
Select Income Fund                           $25,601,057           $76,814,246
Short-Term Bond Fund                          28,844,581            28,032,128
U.S. Government Securities Fund               82,603,124            71,688,772

NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     Gross           Gross                  Net
Fund                            Appreciation   Depreciation        Appreciation
--------------------------------------------------------------------------------
High Yield Fund                 $10,632,296      $1,922,714          $8,709,582
Select Income Fund                3,765,960       1,061,229           2,704,731
Short-Term Bond Fund                 27,262          22,736               4,526
U.S. Government Securities Fund   1,417,954          30,235           1,387,719

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended August 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                  Unfunded
                              Pension              Accrued             Pension
                              Expenses        Pension Costs          Liability
--------------------------------------------------------------------------------
High Yield Fund                 $5,415             $12,429             $26,482
Select Income Fund               3,612               6,798              15,876
Short-Term Bond Fund               144                 387                 806
U.S. Government Securities Fund    724               1,742               3,692

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At August 31, 1997, there were no such borrowings.

          -------------------------------------------------------------

Report of Independent Accountants


To the Shareholders and Board of Directors of INVESCO Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund (constituting INVESCO Income Funds, Inc., hereafter referred to as the "Fund") at August 31,1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Denver, Colorado
October 8, 1997

INVESCO Income Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                                      Period
                                                                                                       Ended     Year Ended
                                                               Year Ended August 31                August 31    December 31
                                         ----------------------------------------------------     ----------    -----------
                                            1997           1996           1995           1994          1993^           1992

                                                High Yield Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                     $6.84          $6.73          $6.73          $7.32          $6.97          $6.66
                                         ----------------------------------------------------     ----------    -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.62           0.63           0.66           0.62           0.39           0.64
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                          0.64           0.11           0.03         (0.59)           0.36           0.30
                                         ----------------------------------------------------     ----------    -----------
Total from Investment
   Operations                               1.26           0.74           0.69           0.03           0.75           0.94
                                         ----------------------------------------------------     ----------    -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                       0.62           0.63           0.66           0.62           0.40           0.63
Distributions from
   Capital Gains                            0.03           0.00           0.00           0.00           0.00           0.00
In Excess of Capital Gains                  0.00           0.00           0.03           0.00           0.00           0.00
                                         ----------------------------------------------------     ----------    -----------




Total Distributions                         0.65           0.63           0.69           0.62           0.40           0.63
                                         ----------------------------------------------------     ----------    -----------
Net Asset Value -
   End of Period                            7.45           6.84           6.73           6.73           7.32           6.97
                                         ====================================================     ==========    ===========

TOTAL RETURN                              19.27%         11.38%         11.12%          0.37%        11.01%*         14.53%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                        470,965        375,201        288,959        243,773        308,945        212,172
Ratio of Expenses to
   Average Net Assets#                     1.00%         0.99%@          1.00%          0.97%         0.97%~          1.00%
Ratio of Net Investment
   Income to Average
   Net Assets#                             8.71%          9.13%         10.01%          8.70%         8.28%~          9.29%
Portfolio Turnover Rate                     129%           266%           201%           195%           45%*           120%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been  voluntarily absorbed,  ratio of expenses to average net assets would have been 0.99%,  1.07%
and 0.98%,  respectively,  and ratio of net  investment  income to  average  net assets would have been 9.13%, 9.94% and 8.69%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

~ Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                                                                                      Period           Year
                                                                                                       Ended          Ended
                                                               Year Ended August 31               August 31     December 31
                                         ----------------------------------------------------     ----------    -----------
                                            1997           1996           1995           1994          1993^           1992


                                                Select Income Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                     $6.35          $6.54          $6.18          $6.80          $6.53          $6.50
                                         ----------------------------------------------------     ----------    -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.45           0.47           0.47           0.47           0.33           0.52
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                          0.34         (0.17)           0.36         (0.43)           0.27           0.13
                                         ----------------------------------------------------     ----------    -----------
Total from Investment
   Operations                               0.79           0.30           0.83           0.04           0.60           0.65
                                         ----------------------------------------------------     ----------    -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.45           0.46           0.47           0.47           0.33           0.52




In Excess of Net Investment
   Income+                                  0.00           0.01           0.00           0.00           0.00           0.00
Distributions from Capital
   Gains                                    0.03           0.02           0.00           0.09           0.00           0.10
In Excess of Capital Gains                  0.00           0.00           0.00           0.10           0.00           0.00
                                         -----------------------------------------------------    ----------    -----------
Total Distributions                         0.48           0.49           0.47           0.66           0.33           0.62
                                         -----------------------------------------------------    ----------    -----------
Net Asset Value -
   End of Period                        $   6.66       $    6.35      $   6.54       $   6.18       $   6.80        $   6.53
                                         =====================================================    ==========    ===========

TOTAL RETURN                              12.89%          4.78%         14.01%          0.47%         9.42%*         10.38%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                       $287,618       $258,093       $216,597       $138,337       $158,780       $123,036
Ratio of Expenses to
   Average Net Assets#                    1.03%@         1.01%@          1.00%          1.11%         1.15%~          1.14%
Ratio of Net Investment
   Income to Average
   Net Assets#                             6.98%          7.14%          7.38%          7.22%         7.40%~          7.97%
Portfolio Turnover Rate                     263%           210%           181%           135%          105%*           178%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.





# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.16%, 1.22% and 1.15%, respectively, and ratio of net investment income to average net assets would have been 6.80%, 6.99%, 7.16% and 7.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


INVESCO Income Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                       Period
                                                                                        Ended
                                                          Year Ended August 31      August 31
                                        --------------------------------------     ----------
                                            1997           1996           1995          1994^
                                                Short-Term Bond Fund
PER SHARE DATA
Net Asset Value -
   Beginning of Period                     $9.41          $9.54          $9.46         $10.00
                                        --------------------------------------     ----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.50           0.56           0.57           0.47
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                          0.15         (0.13)           0.08         (0.54)
                                        --------------------------------------     ----------
Total from Investment
   Operations                               0.65           0.43           0.65         (0.07)
                                        --------------------------------------     ----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                       0.55           0.56           0.57           0.47
                                        --------------------------------------     ----------
Net Asset Value -
   End of Period                          $ 9.51         $ 9.41         $ 9.54         $ 9.46
                                        ======================================     ==========





TOTAL RETURN                               7.08%          4.63%          7.16%       (0.72%)*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                       $ 12,344       $ 10,735       $  8,979       $  7,878
Ratio of Expenses to
   Average Net Assets#                    0.83%@         0.80%@          0.46%         0.46%~
Ratio of Net Investment
   Income to Average
   Net Assets#                             5.82%          5.85%          6.05%         5.50%~
Portfolio Turnover Rate                     331%           103%            68%          169%*

^ From September 30, 1993, commencement of investment operations,  to August 31,
1994.

+  Distributions  in excess of net investment  income for the years ended August
31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended August 31, 1997, 1996, 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.84%, 2.17%, 2.09% and 2.04%, respectively, and ratio of net investment income to average net assets would have been 4.81%, 4.48%, 4.42% and 3.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


INVESCO Income Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)


                                                                                                      Period           Year
                                                                                                       Ended          Ended
                                                               Year Ended August 31                August 31    December 31
                                        -----------------------------------------------------     ----------    -----------
                                            1997           1996           1995           1994          1993^           1992

                                         U.S. Government Securities Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                     $7.15          $7.49          $7.10          $8.19          $7.61          $7.65
                                        -----------------------------------------------------     ----------    -----------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                       0.43           0.44           0.45           0.41           0.28           0.46
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                          0.34         (0.34)           0.39         (0.93)           0.58         (0.04)
                                        -----------------------------------------------------     ----------    -----------
Total from Investment
   Operations                               0.77           0.10           0.84         (0.52)           0.86           0.42
                                        -----------------------------------------------------     ----------    -----------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                        0.43           0.43           0.45           0.41           0.28           0.46
In Excess of Net
   Investment Income+                       0.00           0.01           0.00           0.00           0.00           0.00





Distributions from
   Capital Gains                            0.00           0.00           0.00           0.16           0.00           0.00
                                        -----------------------------------------------------     ----------    -----------
Total Distributions                         0.43           0.44           0.45           0.57           0.28           0.46
                                        -----------------------------------------------------     ----------    -----------
Net Asset Value -
   End of Period                            7.49           7.15           7.49           7.10           8.19           7.61
                                        =====================================================     ==========    ===========

TOTAL RETURN                              11.01%          1.31%         12.37%        (6.53%)        11.61%*          5.68%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                       $ 51,581       $ 54,614       $ 38,087       $ 36,740       $ 36,391       $ 35,799
Ratio of Expenses to
   Average Net Assets#                    1.01%@         1.02%@          1.00%          1.32%         1.40%~          1.27%
Ratio of Net Investment
   Income to Average
   Net Assets#                             5.78%          5.76%          6.24%          5.46%         5.36%~          6.08%
Portfolio Turnover Rate                     139%           212%            99%            95%          100%*           115%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by IFG for the years ended  August 31,  1997,  1996,  1995 and 1994.  If such  expenses  had not been voluntarily  absorbed,  ratio of expenses to average net assets  would have been
1.32%, 1.48%, 1.51% and 1.42%, respectively,  and ratio of net investment income
to  average  net  assets  would  have  been  5.47%,   5.30%,  5.73%  and  5.36%,
respectively.





@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

                                 FAMILY OF FUNDS


                                                                    Newspaper
Fund Name ......................... Fund Code  Ticker Symbol        Abbreviation
                                                                    ------------
International
International Growth ..............      49      FSIGX              IntlGr
Asian Growth ......................      41      IVAGX              AsianGr
European ..........................      56      FEURX              Europ
European Small Company ............      37      IVECX              EuroSmCo
Latin American Growth .............      34      IVSLX              LatinAmGr
Pacific Basin .....................      54      FPBSX              PcBas
                                                                    ------------
Sector
Energy ............................      50      FSTEX              Enrgy
Environmental Services ............      59      FSEVX              Envirn
Financial Services ................      57      FSFSX              FinSvc
Gold ..............................      51      FGLDX              Gold
Health Sciences ...................      52      FHLSX              HlthSc
Leisure ...........................      53      FLISX              Leisur
Realty ............................      42      IVSRX              Realty
Technology ........................      55      FTCHX              Tech
Utilities .........................      58      FSTUX              Util
Worldwide Capital Goods ...........      38      ISWGX              WldCap
Worldwide Communications ..........      39      ISWCX              WldCom
                                                                    ------------
Capital Appreciation
Growth ............................      10      FLRFX              Grwth
Dynamics ..........................      20      FIDYX              Dynm
Small Company .....................      74      IDSCX              DivSmCo
Emerging Growth ...................      60      FIEGX              Emgrth
                                                                    ------------
Growth & Income
Industrial Income .................      15      FIIIX              IndInc
Value Equity ......................      46      FSEQX              ValEq
Multi-Asset Allocation ............      70      IMAAX              MulAstAl
Balanced ..........................      71      IMABX              Bal
Total Return ......................      48      FSFLX              TotRtn
                                                                    ------------
Bond
Short-Term Bond ...................      33      INIBX              ShTrBd
Intermediate Government Bond ......      47      FIGBX              IntGov
U.S. Government Securities ........      32      FBDGX              USGvt
Select Income .....................      30      FBDSX              SelInc
High Yield ........................      31      FHYPX              HiYld
                                                                    ------------
Tax-Exempt
Tax-Free Intermediate Bond ........      36      IVTIX              *
Tax-Free Long-Term Bond ...........      35      FTIFX              TxFre
                                                                    ------------
Money Market
U.S. Government Money Fund ........      44      FUGXX              InvGvtMF


Cash Reserves .....................      25      FDSXX              InvCshR
Tax-Free Money Fund ...............      40      FFRXX              InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

INVESCO Distributors, Inc., (SM)
Distributor (formerly INVESCO
Funds Group, Inc., Distributor)
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL (R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level